FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT, dated as of December 17, 2004 (this “Amendment”), to the 5-Year Credit Agreement, dated as of June 21, 2004 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among DOW JONES & COMPANY, INC. (the “Company”), the several banks and other financial institutions from time to time parties thereto (the “Lenders”), LLOYDS TSB BANK PLC and MELLON BANK, N.A., as co-documentation agents (in such capacity, the “Documentation Agent”), BANK OF AMERICA, N.A. and BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as co- syndication agents (in such capacity, the “Syndication Agent”) and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.

Defined Terms.  Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.

2.

Amendment to Subsection 6.2 of the Credit Agreement.  Subsection 6.2 of the Credit Agreement is hereby amended by deleting, in its entirety, paragraph (a) thereof and substituting in lieu thereof the following:

“(a) Consolidate or merge with or into, or sell, convey, transfer or lease in a single transaction or in a series of related transactions any substantial part of the assets of the Company and its consolidated Subsidiaries taken as a whole to, any other Person, except (i) any such consolidation, merger, sale, conveyance, transfer or lease when the only parties to such transaction or series of transactions are one of its Subsidiaries and one or more of its other Subsidiaries, (ii) any such sale, conveyance, transfer or lease to the Company by one or more of its Subsidiaries and (iii) the merger or consolidation of the Company or any Subsidiary with another corporation, provided that the Company or such Subsidiary, as the case may be, is the surviving corporation (or, in any case where a Subsidiary is a party to such merger or consolidation and such Subsidiary is not the surviving corporation, the surviving corporation is a wholly owned Subsidiary of the Company) and that, after giving effect to such consolidation or merger, no Default or Event of Default has occurred and is continuing.”

3.

Conditions to Effectiveness.  This Amendment shall become effective as of the date set forth above upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Company and the Required Lenders.

4.

Limited Effect.  Except as expressly amended hereby, all of the provisions, covenants, terms and conditions of the Credit Agreement are and shall continue to be in full force and effect.

5.

Representations and Warranties.  The representations and warranties made by the Company contained in the Credit Agreement are true and correct on and as of the date hereof after giving effect to this Amendment.

6.

Counterparts.  This Amendment may be executed in counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

7.

GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

DOW JONES & COMPANY, INC.

By:__/s/ Nathan A. Rogers____________

    Name:  Nathan A. Rogers

    Title:    Assistant Treasurer

JPMORGAN CHASE BANK,

As Administrative Agent and as a Lender

By:___/s/ Peter B. Thauer__________

    Name: Peter B. Thauer

    Title:  Vice President

BANK OF AMERICA, N.A.

By:_/s/ Thomas J. Kane_________________

    Name:  Thomas J. Kane

    Title:  Senior Vice President

BANK OF TOKYO MITSUBISHI TRUST COMPANY

By:__/s/ Cynthia Rietscha__

    Name: Cynthia Rietscha

    Title:   Vice President

LLOYDS TSB BANK, PLC

By:_/s/ Windsor R. Davies____________

    Name: Windsor R. Davies

    Title:  Director, Corporate Banking, USA

By:_/s/ Deborah Carlson ___________

    Name: Deborah Carlson

    Title:  VP & Manager –

  Business Development C.B.

MELLON BANK, N.A.

By:_/s/ J. Wade Bell__________

    Name:  J. Wade Bell

    Title:  Vice President

HSBC BANK PLC

By:_/s/ Darren Pinsker ________

    Name: Darren Pinsker

    Title:  Senior Vice President

SUMITOMO-MITSUI BANKING CORPORATION

By:__/s/ Leo E. Pagarigan_______

    Name: Leo E. Pagarigan

    Title:  Senior Vice President

UFJ BANK LIMITED

By:_____________________________

    Name:

    Title:

 CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch

By:__/s/ Thomas Hall    _____

    Name:  Thomas Hall

    Title:    Vice President

By:__/s/ Doreen Barr_________________

    Name:  Doreen Barr

    Title:   Associate

THE BANK OF NEW YORK

By:__/s/ Mehrasa Raygani_____

    Name: Mehrasa Raygani

    Title:  Vice President

MERRILL LYNCH BANK USA

By:___/s/ Louis Adler__________

    Name: Louis Adler

    Title:  Director

THE NORTHERN TRUST COMPANY

By:_/s/ Melissa A. Whitson_____________

    Name: Melissa A. Whitson

    Title:  Senior Vice President